UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)
(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Capital Market
Warrants, every thirty warrants exercisable for one share of Common Stock at an exercise price of $345.00 per share	XOSWW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Christen T. Romero resigned as General Counsel and Secretary of Xos, Inc. (the "Company") effective January 10, 2025. On April 24, 2026, Mr. Romero and the Company entered into a Confidential Separation Agreement and General Release (the "Separation Agreement") in order to clarify the terms applicable to Mr. Romero's separation from the Company.

The Separation Agreement provides, among other things, that: (i) Mr. Romero will receive a cash lump sum payment of $110,000; (ii) 120,000 restricted stock units previously granted to Mr. Romero shall accelerate and be fully vested, and the shares released in settlement of such restricted stock units shall be subject to a lock-up that is released incrementally over a 21-month period; (iii) Mr. Romero may become entitled to an additional $50,000 in cash, if certain liquidity targets or transactions are achieved by the Company within the three-year period following effectiveness of the Separation Agreement. The Company has also agreed to reimburse up to $9,500 of Mr. Romero's attorney's fees in connection with the Separation Agreement.

The foregoing description of the Separation Agreement is qualified in all respects by the terms of the Separation Agreement, itself, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1*	Confidential Separation Agreement and General Release between Christen Romero and Xos, Inc., dated as of April 24, 2026.
104*	iXBRL language is updated in the Exhibit Index

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2026

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Chief Financial Officer